Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)		Dec. 31, 2018 CNY (¥)		Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Deferred tax assets:
Tax loss carried forward		¥ 707,744		¥ 148,899
Allowance for doubtful receivable, accrued expense and others not currently deductible for tax purposes		173,512		84,249
Deferred revenue		90,959		36,007
Impairment of investment		19,280		17,180
Others		2,725		753
Valuation allowance		(722,280)	[1]	(175,793)	[1]	¥ (135,505)	¥ (80,712)
Amounts offset by deferred tax liabilities		(144,305)		(40,461)
Deferred Tax Assets, Net of Valuation Allowance, Noncurrent, Total	$ 18,334	127,635		70,834
Deferred tax liabilities:
Related to the fair value changes of investments		70,517		61,658
Related to acquired intangible assets		323,466		1,531
Others		14,961		4,777
Amounts offset by deferred tax assets		(144,305)		(40,461)
Total deferred tax liabilities, net		¥ 264,639		¥ 27,505

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.